Prepaid expenses and other current assets (Tables)	12 Months Ended
Dec. 31, 2022
Prepaid Expense and Other Assets [Abstract]
Schedule of prepaid expenses and other current assets
Prepaid expenses and other current assets consist of the following at year end:

	2022	2021
Prepaid taxes (i)	$64,593	$81,083
Prepaid expenses	36,004	26,052
Promotion items and related advances	17,962	10,935
Others	1,436	1,205
	$119,995	$119,275

(i) During 2021, Brazilian Supreme Court made its final decision about the unconstitutional inclusion of ICMS state tax in the taxable basis of PIS/COFINS federal tax. As a consequence, the Company was able to recover taxes amounting to $18,457. This recovery was recorded within Other Operating income (expenses), net. As of December 31, 2021 Prepaid taxes includes $8,805 related to this matter.